                                                                    EXHIBIT 32.1

                                 CERTIFICATION PURSUANT TO

                                      18 U.S.C.ss.1350,

                                   AS ADOPTED PURSUANT TO

                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly   Report  of  Centennial   Specialty  Foods
Corporation  (the  "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the  Securities  and Exchange  Commission  on the date hereof (the
"Report"),  I,  Jeffrey R.  Nieder,  Chief  Executive  Officer  of the  Company,
certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                    /s/ JEFFREY R. NIEDER
                                    ---------------------
                                    Jeffrey R. Nieder
                                    Chief Executive Officer
Dated: May 17, 2004